# CALIFORNIA'S BANK

# Investor Presentation at NYSE

**Steven Sugarman**
President and Chief Executive Officer

May 29th, 2014

BANC OF CALIFORNIA

# Forward-looking Statements

When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the "SEC"), or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates ("BANC," the "Company," "we," "us" or "our"). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase and assumption agreement for the Company's pending acquisition of selected assets and liabilities from Banco Popular ("BPOP"); (ii) the outcome of any legal proceedings that may be instituted against the Company or BPOP; (iii) the inability to complete the BPOP transaction due to the failure to satisfy such transaction's conditions to completion, including the receipt of regulatory approvals; (iv) risks that the proposed BPOP transaction, or the Company's recently completed acquisitions, including the acquisitions of The Private Bank of California, CS Financial, Inc., and The Palisades Group, may disrupt current plans and operations, the potential difficulties in customer and employee retention as a result of those transactions and the amount of the costs, fees, expenses and charges related to those transactions; (v) the credit risks of lending activities, which may be affected by further deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (vi) the quality and composition of our securities and loan portfolios; (vii) changes in general economic conditions, either nationally or in our market areas; (viii) continuation of the historically low short-term interest rate environment, changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (ix) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (x) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (xi) legislative or regulatory changes that adversely affect our business, including changes in regulatory capital or other rules; (xii) our ability to control operating costs and expenses; (xiii) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xiv) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xv) the network and computer systems on which we depend could fail or experience a security breach; (xvi) our ability to attract and retain key members of our senior management team; (xvii) costs and effects of litigation, including settlements and judgments; (xviii) increased competitive pressures among financial services companies; (xix) changes in consumer spending, borrowing and saving habits; (xx) adverse changes in the securities markets; (xxi) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xxii) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xxiii) inability of key third-party providers to perform their obligations to us; (xxiv) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxv) war or terrorist activities; and (xxvi) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in this report and from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

# Our Mission

## Banc of California is committed to

i. building the top full-service bank serving California's diverse private businesses, entrepreneurs, and homeowners,

and

ii. investing in and growing complementary businesses that enhance shareholder value and serve as a source of strength to the bank.

# Management Team



**Hugh Boyle**
Chief Risk Officer and Chief Credit Officer

30 years of experience in the financial services industry



**Jeffrey Seabold**
Chief Lending Officer

Founder of CS Financial; extensive experience in mortgage banking and real estate finance



**Ron Nicolas**
Chief Financial Officer

Over 30 years of senior financial executive leadership, with 20 years as a CFO



**Richard Smith**
President, Private Banking

President and Co-founder of The Private Bank of California



**Gaylin Anderson**
Chief Community Banking Officer

Previously SVP at U.S. Bank and Director of Retail Banking at California National Bank



**Francisco A. Turner**
Managing Director Financial Institutions Bank

Extensive background in institutional banking private equity, operational finance and investment banking.



**John Grosvenor**
General Counsel

Previously a partner at Manatt, Phelps & Phillips in corporate securities and financial services



**Matthew March**
Chief Information Officer

25 years of experience as an IT professional across multiple industries



**Richard Herrin**
Chief Administrative Officer and Corporate Secretary

Joined BANC in 2010 from the FDIC's Strategic Operations team

# Building California's Bank

- BANC has successfully grown its asset base both organically as well as strategically through acquisitions since its recapitalization in November 2010
- Pro forma bank has over $5 billion in assets, a 80% CAGR since Q4 2010



Assets ($mm)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
August 2011
Announced acquisition of Beach Business Bank with $304mm in assets for $37.1mm
June 2011
Announced acquisition of Gateway Bancorp with $181mm in assets for $15.5mm
November 2010
$60mm private placement recapitalizes bank
June 2013
Announced the sale of 8 branches with $477mm in deposits to SKBHC Holdings with a 2.3% deposit premium
December 2012
Announced acquisition of The Palisades Group, a financial advisory firm, for $0.05mm
August 2012
Announced acquisition of The Private Bank of California with $673mm in assets for $52.0mm
April 2014
Announced acquisition of 20 branches with $1.1bn in deposits from Banco Popular North America with a 0.5% effective premium
January 2014
Announced acquisition of certain assets and liabilities of RenovationReady LLC, a provider of specialized loan services
October 2013
Announced acquisition of CS Financial, Inc., a private mortgage bank, for $8.5mm
2010
2011
2012
2013
2014
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Pro Forma(1)
BANC LISTED NYSE

Source: SNL Financial.
(1) Pro forma Banco Popular North America branch acquisition.

# Franchise Overview

- Headquartered in Irvine, CA with over 1,300 full-time employees
- NYSE: BANC

**Pro Forma Franchise**

- 83 locations in California with 38 branches in Los Angeles, Orange and San Diego counties[1]
- $5.0 billion in Assets
  - $4.3 billion in Loans
  - $4.0 billion in Deposits
  - $3+ billion in Los Angeles MSA
- Target $5 billion in loan originations in 2014
- Investment Advisor with over $5 billion in AUA[2]


Los Angeles
Santa Monica
Redondo Beach
Long Beach
Anaheim
Irvine
Huntington Beach
Costa Mesa
Newport Beach
Existing Branches
Existing Loan Offices
Banco Popular Branches

(1) Over 100 locations nationally.
(2) Assets Under Advisement.

# A Top California Bank

- BANC will become the 9th largest public independent California bank
  - Over $3 billion in deposits in the Los Angeles MSA, the second most populous MSA in the country
  - #8 deposit market share among independent CA banks
  - #8 loan market share among independent CA banks
- More diversified bank provides foundation for a premier regional banking franchise serving private businesses, entrepreneurs and homeowners

**Top Public Independent Banks Headquartered in California by Assets**

($ in billions)


$50
$40
$30
$20
$10
$0
$44
$30
$27
$26
$16
$11
$7
$7
$5
$5
$5
$4
$4
$4
FRC
CYN
EWBC
SIVB
PACW(1)
CATY
BBCN
CVBF
BANC OF CALIFORNIA(2)
FMBL
WABC
OPB
BANC OF CALIFORNIA
BOFI

| | FRC | CYN | EWBC | SIVB | PACW(1) | CATY | BBCN | CVBF | BANC OF CALIFORNIA(2) | FMBL | WABC | OPB | BANC OF CALIFORNIA | BOFI |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| P/TBV: | 2.1x | 2.1x | 2.3x | 2.3x | 2.9x | 1.6x | 1.7x | 2.0x | 1.2x | 1.0x | 3.3x | 2.1x | 1.2x | 3.4x |
| Loans / Deposits: | 103% | 70% | 85% | 49% | 98% | 101% | 97% | 73% | 84% | 65% | 43% | 104% | 77% | 116% |

Source: SNL Financial. Market data as of 4/17/2014. Financial data as of most recent available.
(1) Pro forma CapitalSource acquisition.
(2) Pro forma Banco Popular North America branch acquisition.

# Organization Structure


Banc of California, Inc.
Board of Directors
Strategic Advisor
Ret. Mayor Antonio Villaraigosa
President and CEO
Steven Sugarman
Internal Audit
Banc of California
Community Bank
Commercial Bank
Private Bank
Financial Institutions Bank
Chief Lending Officer
Jeff Seabold
Banc Home Loans
Portfolio Lending
Warehouse Lending
CRE & Multi-family Lending
Construction / Rehab Lending
CFF
SBA Lending
The Palisades Group
Steve Kirch
General Counsel
John Grosvenor
General Counsel, Banking
General Counsel, Residential
Chief Financial Officer
Ron Nicolas
Accounting
Corporate Finance
Treasury
Secondary Marketing
Chief Information Officer
Matt March
Business Intelligence
Applications Support
Technology
Chief Admin Officer
Richard Herrin
Marketing
Project Management
Human Resources
Facilities
Bank & Loan Operations
Chief Risk Officer
Hugh Boyle
Credit
Risk Analytics
Compliance / Quality Control
Information Security
CRA
Servicing
Marketing
Compliance
Project Management
Human Resources
Facilities
Legal
Operations
Accounting
Risk
Treasury/ Capital Markets
Information Technology
SHARED SERVICES

# Business Unit Overview



Banc Home Loans
Financial Institutions Bank
Construction & Rehab Lending
Community Bank
Private Bank
SBA Lending
Portfolio Lending
Warehouse Lending
Commercial Bank
CEF Lending
CRE & MFL

# Business Units

| BANKING | LENDING |
|---|---|
| **Community Bank**<br>Gaylin Anderson | **Banc Home Loans**<br>Ted Ray |
| **Private Bank**<br>Richard Smith | **Portfolio Lending**<br>Jerry Konzen & Judy Kesaris |
| **Commercial Bank**<br>Nick Zappia | **Construction & Rehab Lending**<br>Jim Fraser |
| **Financial Institutions Bank**<br>Francisco A. Turner | **Warehouse Lending**<br>Zoila Price |
| | **CRE & Multi-Family Lending**<br>Tom Senske |
| | **SBA Lending**<br>Heather Endresen |
| | **Small Commercial & Equipment Finance**<br>David Normandin |

# Community Bank

**Leader**
Gaylin Anderson, EVP

| Branches | |
|---|---|
| BOC | 16 |
| PCB | 20 |
| **Total Branches** | **36** |

| | |
|---|---|
| Staff | 41 |
| BDO | 4 |
| RM | 50 |
| **Total BOC FTE** | **95** |
| **Total PCB FTE** | **90-100** |
| **Total FTE** | **185-195** |

**2014 Growth Targets**
$500-600 million Deposits

**Internal BU Partnerships**
Banc Home Loans
Program Portfolio Lending
SBA Lending
Equipment Finance Lending

**Business Line**
Retail Branch Banking

**Target Client Type**
Entrepreneur
Private Business Owner
Home Owner

**Product Offering**
One Account
Preferred Account
Name Your CD
Credit & Debit Cards
Cash Management Services
Wealth Advisory Products
Remote Deposit
ACH

**Distribution**
Retail Branch Network
Business Development Officers
Relationship Managers

# Private Bank

**Leader**
Richard Smith, EVP

| Locations | 1 |
|---|---|
| Staff | 28 |
| BDO | 0 |
| RM | 16 |
| **Total FTE** | **44** |

**2014 Growth Targets**
$200-250 million Deposits
$225-275 million Originations

**Internal BU Partnerships**
Portfolio Residential Lending
CRE and Multi-Family Lending
Financial Institutions Bank

**Business Line**
Private Banking

**Target Client Type**
High-Net Worth
Fiduciaries (Business Managers, Attornies, Trust, CPA, Wealth Advisor)
Entertainment-based

**Product Offering**
Non-Interest Checking
One Account
Preferred Account
Name Your CD
Credit & Debit Cards
Merchant Services
Full Service Accounting System & Services
Cash Management Services
Secured & Unsecured Loans
Bridge Loans
Standby Letter of Credit
Entertainment and Movie Finance

**Distribution**
Retail Branch Network
Relationship Managers
Remote Deposit

# Commercial Bank

**Leader**
Nick Zappia, EVP

| Locations | 4 |
| --- | --- |
| Staff | 16 |
| BDO | 2 |
| RM | 5 |
| **Total FTE** | **23** |

**2014 Growth Targets**
$75-100 million Deposits
$125-175 million Originations

**Internal BU Partnerships**
SBA Lending
Equipment Finance Lending
Private Banking
CRE and Multi-Family Lending
Community Banking

**Business Line**
Business Banking

**Target Client Type**
Private Businesses

**Product Offering**
Working Capital Lines of Credit
Formula Based AR/Inventory Lines of Credit
Conventional Owner Occupied CRE
Commercial Equipment Loans
Term M&A Financing
ESOPs Financing
Tenant Improvements Loans
Cash Management Services

**Distribution**
Business Development Officers
Relationship Managers

# Financial Institutions Bank

**Leader**
Francisco A. Turner, SVP

| Locations | 1 |
| --- | --- |
| Staff | 7 |
| BDO | 6 |
| RM | 2 |
| Total FTE | 15 |

**2014 Growth Targets**

| | |
| --- | --- |
| $75-100 million | Deposits |
| $50-75 million | Originations |

**Internal BU Partnerships**
Banc Home Loans
Residential Portfolio Lending
SBA Lending
Equipment Finance Lending
Private Bank

**Business Line**
Wealth Advisor Banking & Lending
High-net Worth

**Target Client Type**
Registered Investment Advisors (RIA)
Broker Dealers
Fiduciaries
Asset Managers
Hedge Funds
Private Equity Firms

**Product Offering**
Securities Backed Lending
Insurance Backed Lending
Insurance Premium Finance
Conventional & Government Mortgages and HELOCs
Registered Investment Advisors (RIA) M&A Financing
EB5 Escrowed Deposits & Bridge Lending
Fiduciary C&I Lending

**Distribution**
Business Development Officer Network

# Pro Forma Deposit Composition



CDs
19%
DDA/Now
32%
MMDA
23%
Savings
26%

Total Deposits: $4.0B[1]

Cost of Deposits: 0.69%

- **Provides liquidity to fund loan growth from existing BANC platform**
- **Focus on expanding product offerings to account holders and rate reductions**
- **Increased DDA pro forma for Popular Community Bank transaction**

Note: Banc of California data as of 12/31/2013, Banco Popular North America data as of 1/31/2014.

(1) Pro Forma Popular Community Bank transaction.

# 2014 Net Deposit Growth Targets

## Organic deposit growth to approach $1 billion in 2014

BANC OF CALIFORNIA

**Banking**

- **Community Bank**
  Deposits: $500-600 million
- **Private Bank**
  Deposits: $200-250 million
- **Commercial Bank**
  Deposits: $70-100 million
- **Financial Institutions Bank**
  Deposits: $75-100 million

# Full-Service Lending Platform

**Private Business**
C&I Lending, Lines of Credit, ABL Facilities, Owner Occupied CRE, SBA Lending, Equipment Finance, Specialties, Acquisition Financing, ESOP Financing

**Entrepreneurs and Family Offices**
Lines of Credit, Investor CRE, Multi-Family, Rediscounting, Acquisition Financing, C&I Lending, SBLOC and IBLOC

**Homeowners**
Mortgages, Rehab/Construction Lending, HELOCs

# Banc Home Loans

**Leader**
Ted Ray, SVP

| | |
|---|---|
| **Locations** | **57** |
| Staff | 291 |
| BDO | 367 |
| **Total FTE** | 658 |

**2014 Origination Targets**
$2.75-3 billion

**Internal BU Partnerships**
Construction & Rehab Lending
Warehouse Lending
Residential Portfolio Lending
Banking Division

**Business Line**
Residential Mortgage Lending

**Target Client Type**
Consumer
Independent Morgage Bankers & Brokers

**Product Offering**
Conventional Mortgages
FHA & VA Mortgages
Reverse Mortgages

**Distribution**
Retail Branch Network
Consumer Direct Division
Wholesale Division
Correspondent Division
Banking Divisions

# Residential Portfolio Lending

**Leader**
Jerry Konzen, SVP
Judy Kesaris, SVP

| | |
|---|---|
| **Locations** | **1** |
| Staff | 32 |
| BDO | 1 |
| RM | 2 |
| **Total FTE** | **35** |

**2014 Origination Targets**
$1.1-1.3 billion

**Internal BU Partnerships**
Community Bank
Construction & Rehab Lending
Private Bank

## Business Line
Residential Mortgage Loan Products

## Target Client Type
Retail Branch Network
Relationship Managers

## Product Offering
Portfolio Mortgages – Standard Doc
Portfolio Mortgages – Alternate Doc
Portfolio Mortgages – Expanded Criteria
Home Equity Lines of Credit
Relationship Pricing

## Distribution
Banc Home Loans Retail Branch Network
Banc Home Loans Correspondent Division
Banking Divisions

# Construction & Rehab Lending

**Leader**
Jim Fraser, SVP

| | |
|---|---|
| **Locations** | **3** |
| Staff | 22 |
| BDO | 10 |
| RM | 0 |
| **Total FTE** | **32** |

**2014 Origination Targets**

| | |
|---|---|
| $50-75 million | Agency |
| $65-85 million | Portfolio |

**Internal BU Partnerships**
Banc Home Loans
Residential Portfolio Lending

**Business Line**
Construction & Rehab Lending

**Target Client Type**
Builders/Developers
Home Owners
TPO Lenders

**Product Offering**
Agency Construction & Rehab Mortgages
Portfolio Construction & Rehab Mortgages
Third Party Loan Processing and Fund Control to Lenders
Construction Risk Management

**Distribution**
RenovationReady Services
Consumer Direct Division
Bank Home Loans
Banc Home Loans Wholesale Division
Banc Home Loans Correspondent Division

# Warehouse Lending

**Leader**
Zoila Price, SVP

| Locations | 1 |
| --- | --- |
| Staff | 7 |
| BDO | 0 |
| RM | 0 |
| **Total FTE** | **7** |

**2014 Origination Targets**
$225-275 million(1)

**Internal BU Partnerships**
Residential Portfolio Lending
Banc Home Loans
Correspondent Lending
Equipment Finance Lending
Financial Institutions Bank

## Business Line
Warehouse Lines of Credit

## Target Client Type
Independent Mortgage Banker

## Product Offering
Residential Repurchase Lines of Credit
Commercial Real Estate Repurchase Lines of Credit
Commercial Equipment Finance Borrowing Base Facilities

## Distribution
Third Party Mortgage Bankers
Third Party Commercial Lenders

(1) 50% Average daily balance.

# Commercial Real Estate & Multi-Family Lending

**Leader**
Tom Senske, SVP

| Locations | 1 |
| --- | --- |
| Staff | 12 |
| BDO | 2 |
| RM | 0 |
| Total FTE | 14 |

**2014 Origination Targets**
$400-500 million

**Internal BU Partnerships**
Banking Division

## Business Line
Investors CRE Lending
Multi-Family Lending

## Target Client Type
Owner/Investor
Developers

## Product Offering
Investor CRE Loans
Multi-Family/Apartment Loans
Investor CRE Rehab Loans

## Distribution
Business Development Officers
Third Party Relationships

# SBA Lending

**Leader**
Heather Endresen, SVP

| | |
|---|---|
| **Locations** | **1** |
| Staff | 7 |
| BDO | 3 |
| RM | 0 |
| **Total FTE** | **10** |

**2014 Origination Targets**
$50-75 million

**Internal BU Partnerships**
Banking Division

**Business Line**
Private Business & Commercial Real Estate Lending

**Target Client Type**
Private Business Owner

**Product Offering**
SBA 7(a) Loans (Including Streamline Program for less than $350,000)
SBA 504 Loans
Conventional CRE Owner Occupied Loans

**Distribution**
Business Development Officers
Third Party Relationships

# Small Commercial & Equipment Finance

**Leader**
David Normandin, SVP

| | |
|---|---|
| **Locations** | **1** |
| Staff | 9 |
| BDO | 1 |
| RM | 0 |
| **Total FTE** | **10** |

**2014 Origination Targets**
$50-75 million

**Internal BU Partnerships**
Warehouse Lending
Banking Division

## Business Line
Equipment Lease & Financing
Small Commercial Lending

## Target Client Type
Private Business Owner

## Product Offering
Commercial Equipment Leases and Loans & Bulk Purchases
Private Business Lending

## Distribution
Business Development Officers
Third Party Relationships

# Loan Portfolio


Held for Sale
17%
Residential
30%
Consumer/
Other 5%
C&I/SBA
9%
Multi-Family
14%
CRE
25%

Total Deposits: $4.3B(1)
Yield: 5.0%

- **Diversified balance sheet**
- **In-footprint properties / businesses**
- **Strong credit quality**
- **Attractive yield**

Note: Banc of California data as of 12/31/2013, Banco Popular North America data as of 1/31/2014.
(1) Pro Forma Popular Community Bank transaction.

# 2014 Gross Loan Origination Volume Targets by Business Unit

## Capability to originate $5 billion of loan volume in 2014

BANC OF CALIFORNIA

**Banking**

- **Private Bank** – Loan Originations: $225-275 million (HFI)
- **Commercial Bank** – Loan Originations: $125-175 million (HFI)
- **Financial Institutions Bank** – Loan Originations: $50-75 million (HFI)

**Lending**

- **Banc Home Loans** – Loan Originations: $2.75-3.0 billion (HFS)
- **Portfolio Lending** – Loan Originations: $1.1-1.3 billion (HFS/HFI)
- **Construction & Rehab Lending** – Loan Originations: $50-75 million (HFI)
- **Warehouse Lending** – Loan Commitments: $225-275 million (HFI)
- **CRE & Multi-Family Lending** – Loan Originations: $400-500 million (HFI)
- **SBA Lending** – Loan Originations: $50-75 million (HFI)
- **Small Commercial & Equipment Finance** – Loan Originations: $50-75 million (HFI)

## BANC OF CALIFORNIA

| Banking | Lending |
| --- | --- |
| Community Bank | Banc Home Loans |
| Private Bank | Portfolio Lending |
| Commercial Bank | Construction & Rehab Lending |
| Financial Institutions Bank | Warehouse Lending |
| | CRE & Multi-Family Lending |
| | SBA Lending |
| | Small Commercial & Equipment Finance |



# Multiple businesses.
# OneBanc.
# Working together.

# Palisades Group

**Leader**
Stephen Kirch, President
Jack MacDowell, CIO

| | |
|---|---|
| **Locations** | **2** |
| Management | 2 |
| Portfolio Mgmt. | 14 |
| **Total FTE** | **16** |

**2014 Targets**
$5 billion Assets Under Advisement

## Seasoned Loans
Non-performing Mortgage Loans
Sub-performing Mortgage Loans
Re-performing Mortgage Loans

## Newly Originated Loans
Expanded Credit & Non-QM Loans

## Securities
Mezzanine, Subordinate Structured Securitization

## Portfolio Management
Sourcing, Valuation of Mortgage Credit Assets
Diligence and Oversight of New Acquisitions
Settlement of Loan Acquisitions
Oversight and Management of Servicing Partners
Portfolio Surveillance and Strategy
Asset Financing & Liquidity Management

# Shared Services

## Leaders

Chief Financial Officer, **Ron Nicolas**

Chief Risk Officer, **Hugh Boyle**

Chief Information Officer, **Matt March**

General Counsel, **John Grosvenor**

Chief Administrative Officer, **Richard Herrin**

| | FTE |
|---|---|
| Finance | 45 |
| Credit and Risk | 90 |
| Information Technology | 50 |
| Legal | 7 |
| Administration | 108 |
| **Total** | **300** |

### Finance
Accounting
Corporate Finance
Treasury
Secondary Marketing

### Credit and Risk
Credit
Risk Analytics
Compliance / Quality Control
Information Security
CRA

### Information Technology
Business Intelligence
Applications Support
Technology

### Legal
Corporate
Bank
Residential Lending

### Administration and Operations
Marketing
Project Management
Human Resources
Facilities
Central Operations

# Target Net Interest Margins

## Based on current market rates and conditions

| | Lending | | Banking |
|---|---|---|---|
| Residential | 3.75 - 4.25 | Private | 0.25 - 0.5 |
| CRE | 4.50 - 5.00 | Community | 0.50 - 1.0 |
| Multi-family | 3.75 - 4.25 | FI Bank | 0.25 - 0.5 |
| C&I | 4.00 - 4.50 | Commercial | 0.25 - 0.5 |
| SBA | 5.50 - 6.00 | | |
| Equipment Finance | 7.50 - 8.50 | | |
| **Target Overall Yield** | **4.50% - 5.00%** | **Target Overall WAR** | **0.50%** |

| | |
|---|---|
| Target Operating NIM | 4.00% - 4.25% |
| **Target Consolidated NIM** | **3.75% - 4.00%** |

# Banc of California Operating Segment Targets

| Banc of California NA | The Palisades Group LLC | Banc Home Loans |
|---|---|---|
| California's Bank<br>$5 billion in Assets<br>Revenues 60-70% | Credit Manager & RIA<br>$5 billion in AUA<br>Revenues 5-10% | Residential Mortgage Bank<br>$5 billion in Originations<br>Revenues 30-40% |
| **Channels** | **Channels** | **Channels** |
| Private Bank | Institutional Investors | Retail |
| Community Bank | Affiliates | Correspondent |
| Commercial Bank | Securitization | Wholesale |
| Financial Institutions Bank | | |
| **Loan Portfolio** | **Loan Portfolio** | **Loan Originations** |
| Residential | Performing | Confirming |
| CRE | Re-Performing | Government |
| Multi-Family | Non-Performing | Expanded Criteria |
| Commercial | Other | Jumbo |
| Specialty/Other | | |
| **Target Financial Metrics** | **Target Financial Metrics** | **Target Financial Metrics** |
| >1.0% ROAA | >0.25% ROA(AUA) | >0.50% ROA(O) |
| >15% ROA(TCE) | <80% Efficiency Ratio | <85% Efficiency Ratio |
| <60% Efficiency Ratio | | <2% Fixed Costs to Loans |
| >4.0% NIM | | |

# Our Plan for 2014

- **Increased Consolidation and Integration of Operations, Systems, Analytics and Governance**
  - Robust, integrated analytical capabilities
  - Enhanced enterprise risk and capital planning
- **Build California's Bank**
  - Strengthen Southern California footprint
  - Enhance suite of simple, fair products to meet needs of Small Business, Entrepreneurs, Homeowners
  - Robust CRA Plan to integrate with and invest in our diverse communities

**2014 Plan Net Loan Production**


Consumer 2%
CRE 32%
SBLOC 5%
Multi-Family 15%
Specialties 15%
Seasoned Loans 2%
C & I 29%

**$1.0+ billion Net Originations**

**Financial Targets**

| | Long Term Targets |
|---|---|
| ROAA | > 1.0% |
| ROAE | > 15% |
| Efficiency Ratio | 70 - 75% |
| Net Interest Margin | 3.75 - 4.0% |

# Strong Capital Position

| | As of March 31, 2014 | |
|---|---|---|
| | Actual | Pro Forma[(1)] |
| **Banc of California, N.A.** | | |
| Tier 1 leverage ratio | 9.4% | 11.9% |
| Tier 1 risk based capital ratio | 13.5% | 17.4% |
| Total risk based capital ratio | 14.5% | 18.5% |
| **Banc of California, Inc.** | | |
| Tier 1 leverage ratio | 7.6% | 10.1% |
| Tier 1 risk based capital ratio | 10.9% | 14.8% |
| Total risk based capital ratio | 11.9% | 15.9% |

(1) Shown after offerings completed in May as if they occurred on March 31, 2014. Excludes BPNA pending Branch Acquisition and excludes proceeds from the pending Direct Offerings.

# Our Mission

## Banc of California is committed to

i. building the top full-service bank serving California's diverse private businesses, entrepreneurs, and homeowners,

and

ii. investing in and growing complementary businesses that enhance shareholder value and serve as a source of strength to the bank.

# WE BELIEVE

We believe in financing entrepreneurs and businesses, expanding homeownership, and investing in communities.

We believe our clients deserve fair and simple banking and lending products.

We believe in exceptional service.

We believe our clients deserve access to decision-makers and management.

We believe in simplifying our clients' financial lives.

We strive to make possible your California Dream.

**We are proud to be the Banc of California.**